UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 29, 2011

Amarantus BioSciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-148922	26-0690857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Almanor Ave., Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 737-2734

__________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On September 29, 2011, the United States Patent and Trademark Office gave its Notice of Allowance of our U.S. Patent Application No. 12/535,029, Dopaminergic Nueronal Survival – Promoting Factors and Used Thereof. The patent application claims include the discovery of mesencephalic astrocyte-derived neurotrophic factor (MANF). MANF is a highly potent, neurotrophic factor currently in pre-clinical development for the treatment of a range of diseases apoptosis-related including Parkinson's disease. The patent will broaden overall protection for our therapeutic development of MANF. The patent claims include compositions of matter and methods of use for MANF, and other related compounds. Issuance of this new patent will complement our existing collection of issued patents throughout Europe and pending patent applications worldwide on our proprietary MANF platform.

Payment of issuance and publication fees in the amount of $1,055 is required before formal issuance of the patent and must be made on or before December 27, 2011.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2011	Amarantus BioSciences, Inc.

By: /s/ Martin D. Cleary
Martin D. Cleary
Chief Executive Officer

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